SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): January 20, 1998







                       CNL AMERICAN PROPERTIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)



            Florida                      0-28380              59-3239115
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                  Identification No.)


              400 East South Street                              32801
                Orlando, Florida                              (Zip Code)
    (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 422-1574

Item 1.       Changes in Control of Registrant.

                    Not applicable.

Item 2.       Acquisition or Disposition of Assets.

              The following information is provided in connection with the registration statement on Form S-11 (No. 333-15411) of CNL American Properties Fund, Inc. (the "Company") and its undertaking to provide information regarding the investment of net offering proceeds.

              Status of the Offering

              The Company completed an offering of up to 27,500,000 shares of common stock (including 2,500,000 shares available only to stockholders who elected to participate in the Company's reinvestment plan) on March 2, 1998, upon receiving aggregate subscription proceeds of $251,872,648 (25,187,265 Shares) from 11,304 stockholders, including 187,265 Shares ($1,872,648) issued pursuant to the reinvestment plan. As of May 15, 1998, the Company had invested or committed for investment approximately $163,600,000 of net proceeds from the offering (along with approximately $134,000,000 of net proceeds from the Initial Offering) in 260 Properties, in providing mortgage financing through Mortgage Loans, and in paying acquisition fees and certain acquisition expenses, leaving approximately $63,500,000 in net offering proceeds available for investment for investment in Properties and Mortgage Loans.

              Acquisition of Properties

              Between January 1, 1998 and May 15, 1998, the Company acquired 21 Properties consisting of land and building. In connection with the purchase of these 21 Properties, the Company, as lessor, entered into long-term lease agreements with unaffiliated lessees. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. For the Properties that are to be constructed, the Company has entered into development and indemnification and put agreements with the lessees.

              The purchase price for the Shoney's Property in Phoenix, Arizona, includes a construction fee of $37,500 to an affiliate of the Company's advisor for services provided in connection with the construction of the Property. The Company considers construction fees, to the extent that they are paid to affiliates, to be acquisition fees. Such construction fees must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions, subject to a determination that such transactions are fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties and not less favorable than those available from the advisor or its affiliates in transactions with unaffiliated third parties.

              The following table sets forth the location of the 21 Properties, consisting of land and building, acquired by the Company from January 1, 1998 through May 15, 1998, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.

                              PROPERTY ACQUISITIONS
                    From January 1, 1998 through May 15, 1998

                                                          Lease Expira-
Property Location and       Purchase         Date           tion and               Minimum           Percentage         Option
Competition                 Price (1)      Acquired      Renewal Options       Annual Rent (2)          Rent          To Purchase
-----------               ------------     --------      ---------------       ---------------     --------------     -----------
Golden Corral (6)        $520,186         01/20/98      07/2013; four       10.75% of Total        for each lease    during the
(the "Dubuque #2         (excluding                     five-year           Cost (4)               year, 5% of       first through
Property")               development                    renewal options                            the amount by     seventh
Restaurant to be         costs) (3)                                                                which annual      lease years
constructed                                                                                        gross sales       and the
                                                                                                   exceed            tenth
The Dubuque #2                                                                                     $2,833,105 (5)    through
Property is located on                                                                                               fifteenth
the northeast corner of                                                                                              lease years
the intersection of                                                                                                  only
Northwest Arterial and
Chavenelle Road, in
Dubuque, Dubuque
County, Iowa, in an
area of mixed retail,
commercial, and
residential
development.


    - 2 -






Golden Corral (6)        $546,484         01/20/98      07/2013; four       10.75% of Total        for each lease    during the
(the "Edmond             (excluding                     five-year           Cost (4)               year, 5% of       first through
Property")               development                    renewal options                            the amount by     seventh
Restaurant to be         costs) (3)                                                                which annual      lease years
constructed                                                                                        gross sales       and the
                                                                                                   exceed            tenth
The Edmond Property                                                                                $2,776,470 (5)    through
is located on the                                                                                                    fifteenth
northwest corner of                                                                                                  lease years
Broadway Extension                                                                                                   only
and Comfort Drive, in
Edmond, Oklahoma
County, Oklahoma, in
an  area  of  mixed
retail, commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Edmond Property include
an Applebee's, a Chili's,
an Outback Steak House, a
Perkins, a Chick-Fil-A, a
Taco Bell, a McDonald's, a
Burger King, a Hardee's,
and several local restaurants.



                                                               - 3 -





                                                          Lease Expira-
Property Location and       Purchase         Date           tion and               Minimum           Percentage         Option
Competition                 Price (1)      Acquired      Renewal Options       Annual Rent (2)          Rent          To Purchase
-----------               ------------     --------      ---------------       ---------------       ----------       -----------

Tumbleweed               $565,440         02/10/98      02/2018; two        11% of Total Cost      for each lease    at any time
Southwest Mesquite       (excluding                     five-year           (4); increases by      year, (i) 5% of   after the
   Grill & Bar (7)       development                    renewal options     10% after the fifth    annual gross      seventh
(the "Clarksville        costs) (3)                                         lease year and after   sales  minus      lease year
Property")                                                                  every five years       (ii) the
Restaurant to be                                                            thereafter during the  minimum
constructed                                                                 lease term             annual rent for
                                                                                                   such lease year
The Clarksville Property
is located on the
northwest corner of
Wilma-Rudolph Boulevard
and SR 374, in
Clarksville, Montgomery
County, Tennessee, in an
area of mixed retail,
commercial, and
residential development.

Tumbleweed               $511,103         02/10/98      02/2018; two        11% of Total Cost      for each lease    at any time
Southwest Mesquite       (excluding                     five-year           (4); increases by      year, (i) 5% of   after the
   Grill & Bar (7)       development                    renewal options     10% after the fifth    annual gross      seventh
(the "Hermitage          costs) (3)                                         lease year and after   sales minus (ii)  lease year
Property")                                                                  every five years       the minimum
Restaurant to be                                                            thereafter during the  annual rent for
constructed                                                                 lease term             such lease year

The Hermitage Property
is located on the east
side of Old Hickory
Boulevard, in Hermitage,
Davidson County,
Tennessee, in an area
of mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Hermitage Property
include an Applebee's
and a Schlotzsky's Deli.



                                                               - 4 -





                                                          Lease Expira-
Property Location and       Purchase         Date           tion and               Minimum           Percentage         Option
Competition                 Price (1)      Acquired      Renewal Options       Annual Rent (2)          Rent          To Purchase
---------------------     ------------     --------      ---------------       ---------------       ----------       -----------

Arby's (8)               $424,738         02/20/98      02/2018; two                 (9)                None         at any time
(the "Jacksonville #3    (excluding                     five-year                                                    after the
Property")               development                    renewal options                                              seventh
Restaurant to be         costs) (3)                                                                                  lease year
constructed

The Jacksonville
Property is located on
the northwest corner of
DeBarry Avenue and Wells
Road, in Jacksonville,
Clay County, Florida, in
an area of mixed retail,
commercial, and
residential development.
Other fast-food and family-
style restaurants located
in proximity to the
Jacksonville Property
include a Steak-n-Shake,
a Chili's, an Outback
Steak House, a Burger
King, a Ruby Tuesday,
a Tony Roma's, and several
local restaurants.


                                      - 5 -






Jack in the Box (10)     $1,380,250       02/23/98      02/2016; four       $134,574 (11);              None         at any time
(the "Los Angeles #4     (3) (11)                       five-year           increases by 8%                          after the
Property")                                              renewal options     after the fifth lease                    seventh
Restaurant to be                                                            year and after every                     lease year
constructed                                                                 five years thereafter
                                                                            during the lease
The Los Angeles #4                                                          term
Property is located on
the southeast corner of
Pico Boulevard and
Hoover Street, in Los
Angeles, Los Angeles
County, California, in
an area of mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Los Angeles #4
Property include a
Wendy's, a Domino's
Pizza and several local
restaurants.




                                                               - 6 -





                                                          Lease Expira-
Property Location and       Purchase         Date           tion and               Minimum           Percentage         Option
Competition                 Price (1)      Acquired      Renewal Options       Annual Rent (2)          Rent          To Purchase
---------------------     ------------     --------      ---------------       ---------------       ----------       -----------

Ruby Tuesday's           $586,120                       03/2013; two        11% of Total Cost      for each lease       at any
(the "Somerset           (excluding       03/03/98      five-year           (4); increases by      year, (i) 5% of   time after
Property")               development                    renewal options     10% after the fifth    annual gross      the
Restaurant to be         costs) (3)                                         lease year and after   sales minus (ii)  seventh
constructed                                                                 every five years       the minimum       lease year
                                                                            thereafter during the  annual rent for
The Somerset Property                                                       lease term             such lease year
is located on the west
side of U.S. 27, west
of S.R. 1577, in
Somerset, Pulaski
County, Kentucky, in
an area of mixed retail,
commercial, and
residential development.
Other fast-food, family-
style, and casual dining
restaurants located in
proximity to the Somerset
Property include a Sonic
Drive-In.

Jack in the Box (10)     $1,299,700                     03/2016; four       $126,721 (11);              None            at any
(the "Pflugerville       (3) (11)         03/04/98      five-year           increases by 8%                          time after
Property")                                              renewal options     after the fifth lease                    the
Restaurant to be                                                            year and after every                     seventh
constructed                                                                 five years thereafter                    lease year
                                                                            during the lease
The Pflugerville                                                            term
Property is located on
the northwest quadrant
of F.M. 1825 and
Wells Branch Parkway,
in Pflugerville, Travis
County, Texas, in an
area of mixed retail,
commercial, and
residential development.
Other fast-food, family-
style, and casual dining
restaurants located in
proximity to the
Pflugerville Property
include a local restaurant.



                                                               - 7 -





                                                          Lease Expira-
Property Location and       Purchase         Date           tion and               Minimum           Percentage         Option
Competition                 Price (1)      Acquired      Renewal Options       Annual Rent (2)          Rent          To Purchase
---------------------     ------------     --------      ---------------       ---------------       ----------       -----------

Jack in the Box (10)     $973,022                       03/2016; four       $94,870 (11);               None         at any time
(the "Waxahachie         (3) (11)         03/13/98      five-year           increases by 8%                          after the
Property")                                              renewal options     after the fifth lease                    seventh
Restaurant to be                                                            year and after every                     lease year
constructed                                                                 five years thereafter
                                                                            during the lease
The Waxahachie                                                              term
Property is located on
the southeast quadrant
of U.S. Highway 287
Bypass and U.S.
Highway 77, in
Waxahachie, Ellis
County, Texas, in an
area of mixed retail,
commercial, and
residential
development.  Other
fast-food, family-style,
and casual dining
restaurants located in
proximity to the
Waxahachie Property
include a KFC, a
McDonald's, a
Whataburger, a Taco
Bell, a Golden Corral,
a Schlotzsky's Deli,
and several local
restaurants.


                                      - 8 -






Jack in the Box (10)     $895,688                       03/2016; four       $87,330 (11);               None         at any time
(the "Hutchins           (3) (11)         03/16/98      five-year           increases by 8%                          after the
Property")                                              renewal options     after the fifth lease                    seventh
Restaurant to be                                                            year and after every                     lease year
constructed                                                                 five years thereafter
                                                                            during the lease
The Hutchins Property                                                       term
is located on the
southwest quadrant of
East Palestine Road
and South Interstate
Highway 45, in
Hutchins, Dallas
County, Texas, in an
area of mixed retail,
commercial, and
residential
development.  Other
fast-food, family-style,
and casual dining
restaurants located in
proximity to the
Hutchins Property
include a Dairy Queen,
and a local restaurant.



                                                               - 9 -





                                                          Lease Expira-
Property Location and       Purchase         Date           tion and               Minimum           Percentage         Option
Competition                 Price (1)      Acquired      Renewal Options       Annual Rent (2)          Rent          To Purchase
---------------------     ------------     --------      ---------------       ---------------       ----------       -----------

Shoney's                 $507,605                       03/2018; two        10.50% of Total        for each lease    at any time
(the "Phoenix #4         (excluding       03/24/98      five-year           Cost (4); increases    year, (i) 6% of   after the
Property")               development                    renewal options     by 2% after the        annual gross      seventh
Restaurant to be         costs) (3)                                         second lease year      sales minus (ii)  lease year
constructed                                                                 and after every two    the minimum
                                                                            years thereafter       annual rent for
The Phoenix #4                                                              during the lease       such lease year
Property is located on                                                      term
the northeast quadrant
of West McDowell Road
and North 51st Avenue,
in Phoenix, Maricopa
County, Arizona, in an
area of mixed retail,
commercial, and
residential development.
Other fast-food, family-
style, and casual dining
restaurants located in
proximity to the Phoenix
#4 Property include a
Burger King, a McDonald's,
a Sonic Drive-In, a Waffle
House, a Taco Bell, an
IHOP, and several local
restaurants.


                                     - 10 -






Arby's (8)               $411,487                       04/2018; two                 (9)                None         at any time
(the "Columbus #2        (excluding       04/06/98      five-year                                                    after the
Property")               development                    renewal options                                              seventh
Restaurant to be         costs) (3)                                                                                  lease year
constructed

The Columbus #2
Property is located
on the southeast
quadrant of Rosehill
Road and East Broad
Street, in Columbus,
Franklin County, Ohio,
in an area of mixed
retail, commercial,
and residential
development. Other
fast-food, family-
style, and casual
dining restaurants
located in proximity
to the Columbus #2
Property include a
Taco Bell, a Wendy's,
a McDonald's, a Subway
Sandwich Shop, and a
local restaurant.




                                                               - 11 -





                                                          Lease Expira-
Property Location and       Purchase         Date           tion and               Minimum           Percentage         Option
Competition                 Price (1)      Acquired      Renewal Options       Annual Rent (2)          Rent          To Purchase
---------------------     ------------     --------      ---------------       ---------------       ----------       -----------

Arby's (8)               $643,757                       04/2018; two                 (9)                None         at any time
(the "Atlanta #2         (excluding       04/07/98      five-year                                                    after the
Property")               development                    renewal options                                              seventh
Restaurant to be         costs) (3)                                                                                  lease year
constructed

The Atlanta #2 Property
is located on the east
side of Georgia Highway
141, north of McGinnis
Ferry Road, in Atlanta,
Forsyth County, Georgia,
in an area of mixed
retail, commercial, and
residential development.
Other fast-food, family-
style, and casual dining
restaurants located in
proximity to the Atlanta
#2 Property include a
Chick-Fil-A, a McDonald's,
and a Wendy's.


                                     - 12 -






Jack in the Box (10)     $811,891                       04/2016; four       $79,159 (11);               None         at any time
(the "Gun Barrel City    (3) (11)         04/13/98      five-year           increases by 8%                          after the
Property")                                              renewal options     after the fifth lease                    seventh
Restaurant to be                                                            year and after every                     lease year
constructed                                                                 five years thereafter
                                                                            during the lease
The Gun Barrel City                                                         term
Property is located on
the north side of State
Highway 334, west of
the intersection of
Pleasureland Road, in
Gun Barrel City,
Henderson County,
Texas, in an area of
mixed retail,
commercial, and
residential
development.  Other
fast-food, family-style,
and casual dining
restaurants located in
proximity to the Gun
Barrel City Property
include a Schlotzsky's
Deli, a Subway
Sandwich Shop, a
Taco Bell, a Burger
King, a Pizza Hut, a
Dairy Queen, a
McDonald's, a
Whataburger, and
several local
restaurants.



                                                               - 13 -





                                                          Lease Expira-
Property Location and       Purchase         Date           tion and               Minimum           Percentage         Option
Competition                 Price (1)      Acquired      Renewal Options       Annual Rent (2)          Rent          To Purchase
---------------------     ------------     --------      ---------------       ---------------       ----------       -----------

Jack in the Box (10)     $999,670                       04/2016; four       $97,468 (11);               None         at any time
(the "Nacogdoches        (3) (11)         04/13/98      five-year           increases by 8%                          after the
Property")                                              renewal options     after the fifth lease                    seventh
Restaurant to be                                                            year and after every                     lease year
constructed                                                                 five years thereafter
                                                                            during the lease
The Nacogdoches                                                             term
Property is located on
the west side of U.S.
Highway 59, south of
College Street, in
Nacogdoches, Nacogdoches
County, Texas, in an
area of mixed retail,
commercial, and
residential development.
Other fast-food, family-
style, and casual dining
restaurants located in
proximity to the
Nacogdoches Property
include a Taco Bell, a
Wendy's, a McDonald's,
a Long John Silver's,
a Schlotzsky's Deli, a
Little Caesar's Pizza, a
Golden Corral, and several
local restaurants.


                                     - 14 -






Boston Market (12)       $950,361                       05/2015; two        $102,164; increases    for each lease    at any time
(13)                                      04/14/98      five-year           by 12% in 05/2002      year, (i) 5% of   after
(the "Glendale                                          renewal options     and after every        annual gross      05/2002
Property")                                                                  seven years            sales minus (ii)
Existing restaurant                                                         thereafter during the  the minimum
                                                                            lease term             annual rent for
The Glendale Property                                                                              such lease year
is located on the south                                                                            (5)
side of West Peoria
Avenue, east of 59th
Avenue, in Glendale,
Maricopa County, Arizona,
in an area of mixed
retail, commercial, and
residential development.
Other fast-food, family-
style, and casual dining
restaurants located in
proximity to the Glendale
Property include a Taco
Bell, a KFC, a Popeye's,
a Burger King, an
Applebee's, an Arby's,
a Jack in the Box, a Long
John Silver's, a Wendy's,
a McDonald's, and several
local restaurants.



                                                               - 15 -





                                                          Lease Expira-
Property Location and       Purchase         Date           tion and               Minimum           Percentage         Option
Competition                 Price (1)      Acquired      Renewal Options       Annual Rent (2)          Rent          To Purchase
---------------------     ------------     --------      ---------------       ---------------       ----------       -----------

Boston Market (12)       $837,656                       09/2010; three      $90,048; increases     for each lease    at any time
(13)                                      04/14/98      five-year           by 10% in 09/2000      year, (i) 4% of   after
(the "Warwick                                           renewal options     and after every five   annual gross      09/2000
Property")                                                                  years thereafter       sales minus (ii)
Existing restaurant                                                         during the lease       the minimum
                                                                            term                   annual rent for
The Warwick Property                                                                               such lease year
is located on the east
side of Bald Hill Road,
north of Route 117, in
Warwick, Kent County,
Rhode Island, in an area
of mixed retail,
commercial, and residential
development.  Other fast-
food, family-style, and
casual dining restaurants
located in proximity to the
Warwick Property include a
TGI Friday's, an Olive Garden,
a Red Lobster, a Lone Star
Steakhouse & Saloon, a
McDonald's, a Burger King, a
Taco Bell, an Applebee's, a
Wendy's, and an East Side
Mario's.


                                     - 16 -






Jack in the Box (10)     $1,150,008                     04/2016; four       $112,126 (11);              None         at any time
(the "St. Louis          (3) (11)         04/14/98      five-year           increases by 8%                          after the
Property")                                              renewal options     after the fifth lease                    seventh
Restaurant to be                                                            year and after every                     lease year
constructed                                                                 five years thereafter
                                                                            during the lease
The St. Louis Property                                                      term
is located on the
northeast quadrant of
Lusher Road and Redman
Road, in St. Louis, St.
Louis County, Missouri,
in an area of mixed
retail, commercial, and
residential development.
Other fast-food, family-
style, and casual dining
restaurants located in
proximity to the St. Louis
Property include a Subway
Sandwich Shop, a McDonald's,
and an Arby's.



                                                               - 17 -





                                                          Lease Expira-
Property Location and       Purchase         Date           tion and               Minimum           Percentage         Option
Competition                 Price (1)      Acquired      Renewal Options       Annual Rent (2)          Rent          To Purchase
---------------------     ------------     --------      ---------------       ---------------       ----------       -----------

Jack in the Box (10)     $1,175,298                     04/2016; four       $114,952 (11);              None         at any time
(the "Avondale           (3) (11)         04/30/98      five-year           increases by 8%                          after the
Property")                                              renewal options     after the fifth lease                    seventh
Restaurant to be                                                            year and after every                     lease year
constructed                                                                 five years thereafter
                                                                            during the lease
The Avondale Property                                                       term
is located on the
northeast corner of
Rancho Santa Fe
Boulevard and Dysart
Road, in Avondale,
Maricopa County,
Arizona, in an area
of mixed retail,
commercial, and
residential development.
Other fast-food, family-
style, and casual dining
restaurants located in
proximity to the Avondale
Property include a
McDonald's, a Waffle
House, a Whataburger,
and a KFC.


                                     - 18 -






Boston Market (12)       $969,159                       10/2010; three      $104,185; increases    for each lease    at any time
(13)                                      05/08/98      five-year           by 10% in 10/2000      year, (i) 4% of   after
(the "Columbus #3                                       renewal options     and after every five   annual gross      10/2000
Property")                                                                  years thereafter       sales minus (ii)
Existing restaurant                                                         during the lease       the minimum
                                                                            term                   annual rent for
The Columbus #3                                                                                    such lease year
Property is located on                                                                             (5)
the northwest quadrant
of the intersection of
Bethel Road and Olentangy
River Road, in Columbus,
Franklin County, Ohio,
in an area of mixed retail,
commercial, and residential
development.  Other fast-
food, family-style, and
casual dining restaurants
located in proximity to the
Columbus #3 Property include
a Bob Evans, a McDonald's,
a Wendy's, and a KFC.


                                     - 19 -






                                                          Lease Expira-
Property Location and     Purchase           Date           tion and               Minimum           Percentage         Option
Competition                Price (1)       Acquired      Renewal Options       Annual Rent (2)          Rent          To Purchase
---------------------    -----------       --------      ---------------       ---------------       ----------       -----------

Chevy's Fresh Mex        $2,200,000                     05/2013; two        $209,000; increases    for each lease    at any time
(the "Naperville                          05/15/98      ten-year renewal    by 10% after the       year, (i) 5% of   during the
Property")                                              options             fifth lease year and   annual gross      lease term
Existing restaurant                                                         after every five       sales minus (ii)
                                                                            years thereafter       the minimum
The Naperville                                                              during the lease       annual rent for
Property is located on                                                      term                   such lease year
the southwest corner of
North Naper Boulevard
and Lincoln Road, in
Naperville, DuPage
County, Illinois, in an
area of mixed retail,
commercial, and
residential
development.  Other
fast-food, family-style,
and casual dining
restaurants located in
proximity to the
Naperville Property
include a TGI Friday's,
a Pizza Hut, an
Applebee's, a Bob
Evans, and several
local restaurants.



-------------------------
FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for construction Properties, once the buildings are constructed, is set forth below:

         Property                                Federal Tax Basis
         --------                                -----------------

         Dubuque #2 Property                            $1,074,000
         Edmond Property                                 1,012,000
         Clarksville Property                              926,000
         Hermitage Property                                926,000
         Jacksonville #3 Property                          599,000
         Los Angeles #4 Property                           620,000
         Somerset Property                                 609,000
         Pflugerville Property                             668,000
         Waxahachie Property                               558,000
         Hutchins Property                                 680,000
         Phoenix #4 Property                               371,000
         Columbus #2 Property                              601,000

         Property                                Federal Tax Basis
         --------                                -----------------

         Atlanta #2 Property                               646,000
         Gun Barrel City Property                          576,000
         Nacogdoches Property                              674,000
         Glendale Property                                 494,000
         Warwick Property                                  699,000
         St. Louis Property                                761,000
         Avondale Property                                 639,000
         Columbus #3 Property                              730,000
         Naperville Property                             1,360,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Dubuque #2 and Edmond Properties, minimum annual rent will become due and payable on the earlier of (i) 180 days after execution of the lease,
         (ii) the date the certificate of occupancy for the restaurant is issued, or (iii) the date the restaurant opens for business to the public. For the Clarksville, Hermitage, Jacksonville #3, Somerset, Phoenix #4, Columbus #2 and Atlanta #2 Properties, minimum annual rent will become due and payable on the earlier of (i) a specific number of days (ranging from 120 to 180) after execution of the lease, (ii) the date the certificate of occupancy for the restaurant is issued, (iii) the date the restaurant opens for business to the public or (iv) the date the tenant receives from the landlord its final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Clarksville, Hermitage, Somerset and Phoenix #4 Properties, as described above, the tenant shall pay monthly interim rent equal to a specified rate per annum (ranging from 10.50% to 11%) of the amount funded by the Company in connection with the purchase and construction of the Properties. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Dubuque #2 and Edmond Properties, as described above, interim rent equal to ten percent per annum of the amount funded by the Company in connection with the purchase and construction of the Properties shall accrue and be payable in a single lump sum at the time of final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Jacksonville #3, Columbus #2 and Atlanta #2 Properties, as described above, the tenant shall pay monthly interim rent equal to the product of 325 basis points over the "Applicable Treasury Rate" (US Treasuries with a maturity date of 20 years) multiplied by the amounts funded by the Company in connection with the purchase and construction of the Properties.

(3) The development agreements or lease addendums for the Properties which are to be constructed, provides that construction must be completed no later than the dates set forth below. The maximum cost to the Company, (including the purchase price of the land, development costs, and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:

         Property               Estimated Maximum Cost    Estimated Final Completion Date
         --------               ----------------------    -------------------------------
         Dubuque #2 Property          $1,647,329                     July 19, 1998
         Edmond Property               1,616,169                     July 19, 1998
         Clarksville Property          1,488,802                     August 9, 1998
         Hermitage Property            1,432,291                     August 9, 1998
         Jacksonville #3 Property      1,025,168                     August 19, 1998
         Los Angeles #4 Property       1,380,250                     August 22, 1998
         Somerset Property             1,129,565                     July 1, 1998
         Pflugerville Property         1,299,700                     August 31, 1998


                                     - 21 -





         Property                Estimated Maximum Cost    Estimated Final Completion Date
         --------                ----------------------    -------------------------------

         Waxahachie Property        $   973,022                     September 9, 1998
         Hutchins Property              895,688                     September 12, 1998
         Phoenix #4 Property            822,519                     September 20, 1998
         Columbus #2 Property         1,013,726                     October 3, 1998
         Atlanta #2 Property          1,244,240                     October 4, 1998
         Gun Barrel City Property       811,891                     October 10, 1998
         Nacogdoches Property           999,670                     October 10, 1998
         St. Louis Property           1,150,008                     October 11, 1998
         Avondale Property            1,175,298                     October 27, 1998

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement or lease addendum.

(5) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(6) The lessee of the Dubuque #2 and Edmond Properties is the same unaffiliated lessee.

(7) The lessee of the Clarksville and Hermitage Properties is the same unaffiliated lessee.

(8) The lessee of the Jacksonville #3, Columbus #2 and Atlanta #2 Properties is the same unaffiliated lessee.

(9) Initial minimum annual rent shall equal the lease rate which is in effect 15 business days prior to the commencement of the annual rent (2), multiplied by the amount funded by the Company in connection with the purchase and construction of the Property. Minimum annual rent shall be adjusted upward at the end of every three years after the Company's closing on the Property by the lower of (i) 4.14 of the minimum annual rent or (ii) an amount equal to the product obtained by multiplying the Consumer Price Index by three.

(10) The lessee of the Los Angeles #4, Pflugerville, Waxahachie, Hutchins, Gun Barrel City, Nacogdoches, St. Louis and Avondale Properties is the same unaffiliated lessee.

(11) The Company paid for all construction costs in advance at closing; therefore, minimum annual rent was determined on the date acquired and is not expected to change.

(12) The lessee of the Glendale, Warwick and Columbus #3 Properties if the same unaffiliated lessee.

(13) The tenant of this Property exercised its option under the terms of its lease agreement to substitute an existing Property with this replacement Property. The replacement Property will continue under the terms of the lease of the original Property.

                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                         BEFORE DIVIDENDS PAID DEDUCTION
                       CNL AMERICAN PROPERTIES FUND, INC.
                    PROPERTIES ACQUIRED FROM JANUARY 1, 1998
                              THROUGH MAY 15, 1998
                For the Year Ended December 31, 1997 (Unaudited)


         The following schedule presents unaudited estimated taxable operating results before dividends paid deduction of each Property acquired by the Company from January 1, 1998 through May 15, 1998, and the total of all properties for which the Company had initial commitments as of May 15, 1998. The statement presents unaudited estimated taxable operating results for each acquired Property that was operational (or in the case of pending investments, the total of all properties that were operational), as if the Property had been acquired and operational on January 1, 1997 through December 31, 1997. The schedule should be read in light of the accompanying footnotes.

         These estimates do not purport to present actual or expected operations of the Company for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties or has borrowed funds from the Company with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of the Company.

COMPLETED INVESTMENTS:


                                                                            Tumbleweed Southwest        Tumbleweed Southwest
                                    Golden Corral        Golden Corral      Mesquite Grill & Bar        Mesquite Grill & Bar
                                  Dubuque #2, IA (7)     Edmond, OK (7)     Clarkesville, TN (8)          Hermitage, TN (8)
                                  ------------------     --------------     --------------------        --------------------
Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental Income (1)                         (6)                  (6)                  (6)                           (6)

Earned Income (2)                         (6)                  (6)                  (6)                           (6)

Asset Management Fees (3)                 (6)                  (6)                  (6)                           (6)

General and Administrative
  Expenses (4)                            (6)                  (6)                  (6)                           (6)

Estimated Cash Available from
  Operations                              (6)                  (6)                  (6)                           (6)

Depreciation and Amortization
  Expense (2)(5)                          (6)                  (6)                  (6)                           (6)

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                          (6)                  (6)                  (6)                           (6)





                                                            See Footnotes

                                                               - 24 -







                                            Arby's                 Jack in the Box         Ruby Tuesday          Jack in the Box
                                   Jacksonville #3, FL (9)     Los Angeles #4, CA (10)     Somerset, KY       Pflugerville, TX (10)
                                   -----------------------     -----------------------     ------------       ---------------------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                          (6)                       (6)                     (6)                      (6)

Earned income (2)                          (6)                       (6)                     (6)                      (6)

Asset Management Fees (3)                  (6)                       (6)                     (6)                      (6)

General and Administrative
  Expenses (4)                             (6)                       (6)                     (6)                      (6)

Estimated Cash Available from
  Operations                               (6)                       (6)                     (6)                      (6)

Depreciation and Amortization
  Expense (2)(5)                           (6)                       (6)                     (6)                      (6)

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                           (6)                       (6)                     (6)                      (6)





                                                            See Footnotes

                                                               - 25 -







                                     Jack in the Box           Jack in the Box          Shoney's                 Arby's
                                   Waxahachie, TX (10)        Hutchins, TX (10)      Phoenix #4, AZ        Columbus #2, OH (9)
                                   -------------------        -----------------      --------------        -------------------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                        (6)                        (6)                    (6)                      (6)

Earned income (2)                        (6)                        (6)                    (6)                      (6)

Asset Management Fees (3)                (6)                        (6)                    (6)                      (6)

General and Administrative
  Expenses (4)                           (6)                        (6)                    (6)                      (6)

Estimated Cash Available from
  Operations                             (6)                        (6)                    (6)                      (6)

Depreciation and Amortization
  Expense (2)(5)                         (6)                        (6)                    (6)                      (6)

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                         (6)                        (6)                    (6)                      (6)






                                                            See Footnotes

                                                               - 26 -







                                      Arby's               Jack in the Box            Jack in the Box          Boston Market
                                Atlanta #2, GA (9)    Gun Barrel City, TX (10)      Nacogdoches, TX (10)     Glendale, AZ (11)
                                ------------------    ------------------------      --------------------     -----------------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                      (6)                       (6)                         (6)                  $102,164

Earned income (2)                      (6)                       (6)                         (6)                        -

Asset Management Fees (3)              (6)                       (6)                         (6)                     (5,741)

General and Administrative
  Expenses (4)                         (6)                       (6)                         (6)                     (6,334)
                                                                                                                   --------

Estimated Cash Available from
  Operations                           (6)                       (6)                         (6)                    90,089

Depreciation and Amortization
  Expense (2)(5)                       (6)                       (6)                         (6)                    (12,667)
                                                                                                                   --------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                       (6)                       (6)                         (6)                  $ 77,422
                                                                                                                  ========


                                                            See Footnotes

                                                               - 27 -





                                    Boston Market        Jack in the Box       Jack in the Box          Boston Market
                                   Warwick, RI (11)     St. Louis, MO (10)     Avondale, AZ (10)     Columbus #3, OH (11)
                                   ----------------     ------------------     -----------------     --------------------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                      $90,048                 (6)                    (6)                $104,185

Earned income (2)                           -                  (6)                    (6)                      -

Asset Management Fees (3)                (5,058)               (6)                    (6)                   (5,852)

General and Administrative
  Expenses (4)                           (5,583)               (6)                    (6)                   (6,459)
                                        -------                                                           --------

Estimated Cash Available from
  Operations                            79,407                 (6)                    (6)                  91,874

Depreciation and Amortization
  Expense (2)(5)                        (17,921)               (6)                    (6)                  (18,725)
                                        -------                                                           --------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                       $61,486                 (6)                    (6)                $ 73,149
                                       =======                                                           ========




                                                            See Footnotes

                                                               - 28 -





                                  Chevy's Fresh Mex     Completed Investments      Pending Investments
                                   Naperville, IL               Total                   Total (12)           Grand Total
                                  -----------------      --------------------      -------------------       -----------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                    $209,000                  $505,397                $1,180,268            $1,685,665

Earned income (2)                          -                         -                  5,782,528             5,782,528

Asset Management Fees (3)              (13,200)                  (29,851)                 (390,207)             (420,058)

General and Administrative
  Expenses (4)                         (12,958)                  (31,334)                 (431,695)             (463,029)
                                      --------                  --------                ----------            ----------

Estimated Cash Available from
  Operations                           182,842                  444,212                 6,140,894             6,585,106

Depreciation and Amortization
  Expense (2)(5)(13)                   (18,725)                  (34,884)                 (189,806)             (274,003)
                                      --------                  --------                ----------            ----------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                     $ 73,149                  $147,958                $5,951,088            $6,311,103
                                     ========                  ========                ==========            ==========


-----------------------
FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) For pending investments, the Company anticipates that certain properties will be accounted for as capital leases for federal tax purposes; therefore, the Company will not be entitled to depreciation expense on such properties. For leases accounted for as capital leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return.

(3) The Properties will be managed pursuant to an advisory agreement between the Company and CNL Fund Advisors, Inc. (the "Advisor"), pursuant to which the Advisor will receive monthly asset management fees in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value as of the end of the preceding month as defined in such agreement. See "Management Compensation."

(4) Estimated at 6.2% of gross rental income or in the case of pending investments, estimated gross rental income, based on the previous experience of the Company and of Affiliates of the Advisor with 18 public limited partnerships which own properties similar to those owned by the Company. Amount does not include soliciting dealer servicing fee due to the fact that such fee will not be incurred until December 31 of the year following the year in which the offering terminates.

(5) The estimated federal tax basis of the depreciable portion (the building portion) of each Property has been depreciated on the straight-line method over 39 years.

(6) The Property is under construction for the period presented. The development agreements or lease addendums for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below:

         Property                          Estimated Final Completion Date
         --------                          -------------------------------

         Dubuque #2 Property                      July 19, 1998
         Edmond Property                          July 19, 1998
         Clarksville Property                     August 9, 1998
         Hermitage Property                       August 9, 1998
         Jacksonville #3 Property                 August 19, 1998
         Los Angeles #4 Property                  August 22, 1998
         Somerset Property                        July 1, 1998
         Pflugerville Property                    August 31, 1998
         Waxahachie Property                      September 9, 1998
         Hutchins Property                        September 12, 1998
         Phoenix #4 Property                      September 20, 1998
         Columbus #2 Property                     October 3, 1998
         Atlanta #2 Property                      October 4, 1998
         Gun Barrel City Property                 October 10, 1998
         Nacogdoches Property                     October 10, 1998
         St. Louis Property                       October 11, 1998
         Avondale Property                        October 27, 1998

         The Company anticipates the pending investments that are construction properties will be operational within 180 days after acquisition.

(7) The lessee of the Dubuque #2 and Edmond Properties is the same unaffiliated lessee.

(8) The lessee of the Clarksville and Hermitage Properties is the same unaffiliated lessee.

(9) The lessee of the Jacksonville #3, Columbus #2 and Atlanta #2 Properties is the same unaffiliated lessee.

(10) The lessee of the Los Angeles #4, Pflugerville, Waxahachie, Hutchins, Gun Barrel City, Nacogdoches, St. Louis and Avondale Properties is the same unaffiliated lessee.

(11) The lessee of the Glendale, Warwick and Columbus #3 Properties is the same unaffiliated lessee.

(12) Information relating to pending investments is based on estimated purchase prices for each of the 48 properties, except for three properties that will be under construction once they are acquired. The estimated aggregate purchase price of the 45 properties is $71 million.

(13) For pending investments that will be accounted for as operating leases, for purposes of calculating depreciation, the allocation of the estimated cost of the property between land and building is based upon the average allocation of the actual cost of properties (consisting of both land and building) acquired by the Company as of December 31, 1997.

Item 3.  Bankruptcy or Receivership.

                  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not applicable.

Item 5.  Other Events.

                  At the Company's annual meeting of stockholders held on May 4, 1998, the stockholders approved amendments to the Company's Amended and Restated Articles of Incorporation increasing the number of authorized shares of capital stock from 156,000,000 shares (consisting of 75,000,000 shares of common stock, 3,000,000 shares of preferred stock and 78,000,000 excess shares) to 206,000,000 shares (consisting of 125,000,000 shares of common stock, 3,000,000 shares of preferred stock and 78,000,000 excess shares).

Item 6.  Resignation of Registrant's Directors.

                  Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

                          INDEX TO FINANCIAL STATEMENTS


                                                                      Page
                                                                      ----

Pro Forma Consolidated Financial Information (unaudited):

   Pro Forma Consolidated Balance Sheet as of March 31, 1998

   Pro Forma Consolidated Statement of Earnings for the quarter ended March 31, 1998

   Pro Forma Consolidated Statement of Earnings for the year ended December 31, 1997

   Notes to Pro Forma Consolidated Financial Statements for the quarter ended March 31, 1998 and the year ended December
     31, 1997

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


         The following Pro Forma Consolidated Balance Sheet of the Company gives effect to (i) property acquisition transactions from inception through March 31, 1998, including the receipt of $427,504,460 in gross offering proceeds from the sale of 42,750,446 shares of common stock and the application of such proceeds to purchase 255 properties (including 190 properties which consist of land and building, one property through a joint venture arrangement which consists of land and building, 20 properties which consist of building only and 44 properties which consist of land only), 17 of which were under construction at March 31, 1998, to provide mortgage financing to the lessees of the 44 properties consisting of land only, and to pay organizational and offering expenses, acquisition fees and miscellaneous acquisition expenses, (ii) the receipt of $41,943,749 in gross offering proceeds from the sale of 4,194,375 additional shares of common stock during the period April 1, 1998 through May 15, 1998, (iii) the receipt of net sales proceeds in the amount of $1,233,479 relating to the sale of two properties (both on which a restaurant was being developed) during the period April 1, 1998 through May 15, 1998 (iv) the application of such funds to purchase seven additional properties acquired during the period April 1, 1998 through May 15, 1998 (six of which are under construction and consist of land and building and one which consists of land and building), to pay additional costs for the 17 properties under construction at March 31, 1998, to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, and (v) the application of such funds to purchase 48 properties, including 46 properties consisting of land and building and two properties consisting of building only, for which the Company has made initial commitments to acquire as of May 15, 1998, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Consolidated Balance Sheet as of March 31, 1998, includes the transactions described in (i) above from the historical consolidated balance sheet, adjusted to give effect to the transactions in (ii), (iii), (iv) and (v) above, as if they had occurred on March 31, 1998.

         The Pro Forma Consolidated Statements of Earnings for the quarter ended March 31, 1998 and the year ended December 31, 1997, include the historical operating results of the properties described in (i) above from the dates of their acquisitions plus operating results for three of the properties that were acquired by the Company during the period January 1, 1997 through May 15, 1998, and had a previous rental history prior to the Company's acquisition of such properties, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) January 1, 1997, to (B) the earlier of (1) the date the property was acquired by the Company or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Consolidated Statements of Earnings for the remaining properties acquired by the Company during the period January 1, 1997 through May 15, 1998, or the properties for which the Company has made initial commitments to acquire as of May 15, 1998, due to the fact that these properties did not have a previous rental history.

         This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as predictive of the Company's financial results or conditions in the future.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1998


                                                                                Pro Forma
            ASSETS                                        Historical            Adjustments           Pro Forma
                                                          ----------            -----------           ---------
Land and buildings on operating
  leases, less accumulated
  depreciation                                           $214,371,528          $ 14,940,251 (a)
                                                                                 13,327,679 (b)
                                                                                 (1,233,479)(c)      $241,405,979
Net investment in direct
  financing leases (d)                                     50,282,444            61,491,575 (b)       111,774,019
Cash and cash equivalents                                  89,666,093            13,502,689 (a)
                                                                                (71,014,885)(b)
                                                                                  1,233,479 (c)        33,387,376
Certificates of deposit                                     2,008,304                                   2,008,304
Receivables, less allowance for
  doubtful accounts of $51,835
  and $99,964 respectively                                    499,194                                     499,194
Mortgage notes receivable                                  17,537,978                                  17,537,978
Equipment notes receivable                                 13,005,058                                  13,005,058
Accrued rental income                                       2,410,494                                   2,410,494
Other assets                                                4,976,883             1,127,795 (a)
                                                                                 (3,804,369)(b)         2,300,309
                                                         ------------          ------------          ------------

                                                         $394,757,976          $ 29,570,735          $424,328,711
                                                         ============          ============          ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Line of credit                                          $ 2,699,029                                $  2,699,029
  Accrued construction costs
    payable                                                 7,759,202          $ (7,759,202)(a)                -
  Accounts payable and other
    accrued expenses                                          319,573                                     319,573
  Due to related parties                                    2,047,740                                   2,047,740
  Rents paid in advance                                       871,957                                     871,957
  Deferred rental income                                      776,016                                     776,016
  Other payables                                               42,359                                      42,359
                                                        -------------          ------------            ----------
      Total liabilities                                    14,515,876            (7,759,202)            6,756,674
                                                        -------------          ------------            ----------

Minority interest                                             284,092                                     284,092
                                                        -------------          ------------            ----------

Stockholders' equity:
  Preferred stock, without par
    value.  Authorized and unissued
    3,000,000 shares                                               -                                           -
  Excess shares, $0.01 par value per
    share.  Authorized and unissued
    78,000,000 shares                                              -                                           -
  Common stock, $0.01 par value per
    share.  Authorized 75,000,000
    shares; issued and outstanding
    42,770,446 shares; issued and
    outstanding, as adjusted,
    46,964,821 shares                                         427,704                41,944 (a)           469,648
  Capital in excess of par value                          382,541,408            37,287,993 (a)       419,829,401
  Accumulated distributions in
    excess of net earnings                                 (3,011,104)                                 (3,011,104)
                                                         ------------          ------------          ------------

                                                          379,958,008            37,329,937           417,287,945
                                                         ------------          ------------          ------------

                                                         $394,757,976          $ 29,570,735          $424,328,711
                                                         ============          ============          ============








 See accompanying notes to unaudited pro forma consolidated financial statements.

                                                      - 34 -

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                          QUARTER ENDED MARCH 31, 1998


                                                                                   Pro Forma
                                                            Historical            Adjustments          Pro Forma
                                                            ----------            -----------          ---------
Revenues:
  Rental income from
    operating leases                                        $ 5,316,026            $       -          $ 5,316,026
  Earned income from
    direct financing leases (6)                               1,362,672                                 1,362,672
  Interest income from
    mortgage notes receivable                                   433,077                                   433,077
  Other interest income                                       1,205,687                                 1,205,687
  Other income                                                   10,342                                    10,342
                                                            -----------            ----------         -----------
                                                              8,327,804                    -            8,327,804
                                                            -----------            ----------         -----------

Expenses:
  General operating and
    administrative                                              499,388                                   499,388
  Professional services                                          52,939                                    52,939
  Asset management fees
    to related party                                            362,659                                   362,659
  State taxes                                                   105,523                                   105,523
  Depreciation and amortization                                 779,498                                   779,498
                                                            -----------            ----------         -----------
                                                              1,800,007                    -            1,800,007
                                                            -----------            ----------         -----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture                                  6,527,797                                 6,527,797

Minority Interest in Income of
  Consolidated Joint Venture                                     (7,768)                                   (7,768)
                                                            -----------            ----------         -----------

Net Earnings                                                $ 6,520,029            $       -          $ 6,520,029
                                                            ===========            ==========         ===========

Earnings Per Share of
  Common Stock (Basic
  and Diluted) (5)                                          $      0.17                               $      0.17
                                                            ===========                               ===========

Weighted Average Number of
  Shares of Common Stock
  Outstanding (5)                                            39,240,871                                39,240,871
                                                            ===========                               ===========






           See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                          YEAR ENDED DECEMBER 31, 1997


                                                                                  Pro Forma
                                                             Historical           Adjustments          Pro Forma
                                                             ----------           -----------          ---------
Revenues:
  Rental income from
    operating leases                                        $12,457,200            $  20,249 (1)      $12,477,449
  Earned income from
    direct financing leases (6)                               3,033,415                                 3,033,415
  Interest income from
    mortgage notes receivable                                 1,687,456                                 1,687,456
  Other interest income                                       2,254,375               (9,189)(2)        2,245,186
  Other income                                                   25,487                                    25,487
                                                            -----------           ---------           -----------
                                                             19,457,933              11,060            19,468,993
                                                            -----------          ----------           -----------

Expenses:
  General operating and
    administrative                                              944,763                                   944,763
  Professional services                                          65,962                                    65,962
  Asset and mortgage management
    fees to related party                                       804,879                1,506 (3)          806,385
  State taxes                                                   251,358                                   251,358
  Depreciation and amortization                               1,795,062                4,321 (4)        1,799,383
                                                            -----------            ---------          -----------
                                                              3,862,024               5,827             3,867,851
                                                            -----------           ---------           -----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture                                 15,595,909               5,233            15,601,142

Minority Interest in Income of
  Consolidated Joint Venture                                    (31,453)                                  (31,453)
                                                            -----------           ---------           -----------

Net Earnings                                                $15,564,456           $   5,233           $15,569,689
                                                            ===========           =========           ===========

Earnings Per Share of
  Common Stock (Basic
  and Diluted) (5)                                          $      0.66                               $      0.66
                                                            ===========                               ===========

Weighted Average Number of
  Shares of Common Stock
  Outstanding (5)                                            23,423,868                                23,423,868
                                                            ===========                               ===========




           See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE QUARTER ENDED MARCH 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997

Pro Forma Consolidated Balance Sheet:

(a) Represents gross proceeds of $41,943,749 from the issuance of 4,194,375 shares of common stock during the period April 1, 1998 through May 15, 1998 used (i) to acquire seven properties (six of which are under construction and consist of land and building and one which consists of land and building) for $8,534,581, (ii) to fund estimated construction costs of $13,405,198 ($7,759,202 of which was accrued as construction costs payable at March 31, 1998) relating to 17 wholly owned properties under construction at March 31, 1998, (iii) to pay acquisition fees of $1,887,469 ($759,674 of which was allocated to properties acquired through May 15, 1998 and $1,127,795 of which was classified as other assets and will be allocated to future properties) and (iv) to pay selling commissions and offering expenses (stock issuance costs) of $4,613,812, which have been netted against capital in excess of par value, leaving $13,502,689 in cash and cash equivalents for future investment.

         The pro forma adjustment to land and buildings on operating leases as a result of the above transactions were as follows:

                                                              Estimated purchase
                                                               price (including
                                                               construction and
                                                                closing costs)     Acquisition fees
                                                                and additional       allocated to
                                                              construction costs       property            Total
                                                              ------------------       --------            -----
         Arby's in Columbus, OH                                 $   973,987          $    52,178        $ 1,026,165
         Arby's in Atlanta, GA                                    1,225,727               65,664          1,291,391
         Jack in the Box in Nacogdoches, TX                         999,170               53,527          1,052,697
         Jack in the Box in Gun Barrel City, TX                     811,391               43,467            854,858
         Jack in the Box in St. Louis, MO                         1,149,508               61,581          1,211,089
         Jack in the Box in Avondale, AZ                          1,174,798               62,936          1,237,734
         Chevy's Fresh Mex in Naperville, IL                      2,200,000              117,857          2,317,857
         17 wholly owned properties under
           construction at March 31, 1998                         5,645,996              302,464          5,948,460
                                                                -----------          -----------        -----------

                                                                $14,180,577          $   759,674        $14,940,251
                                                                ===========          ===========        ===========

(b) Represents the use of the Company's net offering proceeds to acquire 48 properties (including 46 properties consisting of land and building and two properties consisting of building only) for which the Company had made initial commitments to purchase as of May 15, 1998, for an estimated cost of $71,014,885, and the allocation of $3,804,369 of acquisition fees to these 48 properties. See "Business - Pending Investments" for a detailed description of these initial commitments.

         The pro forma adjustment to land and buildings and net investment in direct financing leases as a result of the above commitments were as follows:

                                                              Estimated purchase
                                                               price (including
                                                               construction and
                                                                closing costs)     Acquisition fees
                                                                and additional       allocated to
                                                              construction costs       property            Total
                                                              ------------------       --------            -----
         Initial commitments to acquire 48
           properties as of May 15, 1998                        $71,014,885          $ 3,804,369        $74,819,254
                                                                ===========          ===========        ===========

         Adjustment classified as follows:
             Land and buildings on operating leases                                                     $13,327,679
             Net investment in direct financing leases                                                   61,491,575
                                                                                                        -----------
                                                                                                        $74,819,254
                                                                                                        ===========

(c) Represents net sales proceeds in the amount of $1,233,479 received in conjunction with the sale of two properties (both on which a restaurant was being developed), which were sold at approximately net carrying value.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
                      FOR QUARTER ENDED MARCH 31, 1998 AND
                        THE YEAR ENDED DECEMBER 31, 1997

Pro Forma Consolidated Balance Sheet - Continued:

(d) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental payments received.

Pro Forma Consolidated Statements of Earnings:

(1) Represents rental income from operating leases and earned income from direct financing leases for three of the properties acquired during the period January 1, 1997 through May 15, 1998, which had a previous rental history prior to the acquisition of the property by the Company (the "Pro Forma Properties "), for the period commencing (A) the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) January 1, 1997, to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. Each of the three Pro Forma Properties was acquired from an affiliate who had purchased and temporarily held title to the property. The noncancellable leases for the Pro Forma Properties in place during the period the affiliate owned the properties were assigned to the Company at the time the Company acquired the properties. The following presents the actual date the Pro Forma Properties were acquired or placed in service by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statement of Earnings.

                                                               Date Pro Forma
                                             Date Placed       Property Became
                                             in Service        Operational as
                                           By the Company      Rental Property
                                           --------------      ---------------

               Burger King in Kent, OH      February 1997       December 1996
               Golden Corral in
                 Hopkinsville, KY           February 1997       February 1997
               Jack in the Box in
                 Folsom, CA                 October 1997       September 1997

         In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the terms of the leases. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return. Accordingly, pro forma rental income from operating leases and earned income from direct financing leases does not necessarily represent rental payments that would have been received if the properties had been operational for the full pro forma period.

         Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1997 and 1998 that the previous owners held the properties, no pro forma adjustment was made for percentage rental income for the quarter ended March 31, 1998 and year ended December 31, 1997.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
                    FOR THE QUARTER ENDED MARCH 31, 1998 AND
                        THE YEAR ENDED DECEMBER 31, 1997

Pro Forma Consolidated Statements of Earnings - Continued:

(2) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) the later of (i) the dates the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1997, through (B) the earlier of (i) the actual dates of acquisition by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income from interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the quarter ended March 31, 1998 and year ended December 31, 1997.

(3) Represents incremental increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) the later of (i) the date the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1997, through (B) the earlier of (i) the date the Pro Forma Properties were acquired by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. Asset management fees are equal to 0.60% of the Company's Real Estate Asset Value (estimated to be approximately $3,392,000 for the Pro Forma Properties for the quarter ended March 31, 1998 and the year ended December 31, 1997), as defined in the Company's prospectus.

(4) Represents incremental increase in depreciation expense of the building portions of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(5) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the quarter ended March 31, 1998 and the year ended December 31, 1997.

(6) See Note (d) under "Pro Forma Consolidated Balance Sheet" for a description of direct financing leases.

Item 8.  Change in Fiscal Year.

                Not applicable.

                                                     EXHIBITS

                                                       None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                             CNL AMERICAN PROPERTIES FUND, INC.


Dated:  June 10, 1998                         By: /s/ Robert A. Bourne
                                                 -----------------------------
                                                 ROBERT A. BOURNE, President